SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [x]  Preliminary Proxy Statement
     [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to (ss.) 240.14a-12


                         LCM INTERNET GROWTH FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
Notes:
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                         LCM INTERNET GROWTH FUND, INC.
                   223 W. Lake Street, Chicago, Illinois 60606

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be held on July 9, 2002


TO THE SHAREHOLDERS:

An annual meeting ("Meeting") of shareholders of LCM Internet Growth Fund, Inc. ("Fund"), will be held at 223 W. Lake Street, Chicago, Illinois 60606, on Tuesday, July 9, 2002 at 10 a.m., Central Time, for the following purposes:

1. To consider and vote upon the approval of a new investment management agreement between the Fund and CEF Advisers, Inc.;

2.   To elect four Directors;

3.   To approve an amendment to the Fund's Articles of Incorporation; and

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of Record at the close of business on May 1, 2002 are entitled to receive notice of and to vote at the Meeting or any adjournments.

All shareholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend the Meeting in person, you are urged to complete, date and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Meeting to vote your shares in person, you may still do so. You may revoke your proxy by following the procedures described in the Proxy Statement.


                                        By Order of the Board of Directors,


                                        Barry J. Glasgow, Secretary

May __, 2002

                         LCM INTERNET GROWTH FUND, INC.
                   223 W. Lake Street, Chicago, Illinois 60606

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                           To Be Held on July 9, 2002

Unless the context requires otherwise, all references to "LCM," the "Fund," "we" or "our" refers to LCM Internet Growth Fund, Inc. Our fiscal year ends on March
31. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended March 31, 2002 is referred to as "fiscal 2002").

This Proxy Statement is furnished by the Board of Directors of the Fund for the solicitation of proxies from the holders of our common stock, $0.01 par value (the "Common Stock"), to be voted at the Annual Meeting of Shareholders to be held at the offices of LCM at 223 W. Lake St., Chicago, Illinois 60606, on Tuesday, July 9, 2002 at 10 a.m., Central Time, and at any adjournment thereof (the "Meeting"). It is expected that this Proxy Statement and the enclosed proxy card will first be mailed to shareholders commencing on or about May 30, 2002.

Shareholders can ensure that their shares are voted at the Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence at the Meeting of a shareholder who has signed a proxy does not itself revoke that proxy unless the shareholder attending the Meeting files a written notice of revocation of the proxy with our Secretary at any time prior to the voting of the proxy.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election of each of the individuals nominated to serve as directors and FOR approval of the proposals. The Board of Directors knows of no other matters to be presented for shareholder action at the Meeting. If any matters properly come before the Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

All costs and expenses incurred by the Fund in connection with the proxy solicitation will be borne by CEF Advisers, Inc. ("CEF Advisers"). Except for the Fund, all parties bear their own expenses. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and CEF Advisers may pay persons holding the Fund's shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. CEF Advisers will retain N.S. Taylor & Associates, Inc. ("N.S. Taylor"), 15 North Street, 2nd Floor, P.O. Box 358 Dover-Foxcroft, ME 04426, to solicit proxies for a fee estimated at $_________ plus expenses, primarily by contacting shareholders by telephone and mail. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the shareholder has received the Fund's Proxy Statement and

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proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact N.S. Taylor toll-free at 1-866-470-4500.

Only shareholders of record at the close of business on May 1, 2002 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Meeting. As of the Record Date, we had outstanding 2,602,847 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Meeting.

The presence of a quorum is required to transact business at the Meeting. A quorum is defined as the presence, either in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast at the Meeting. The shares represented at the Meeting by proxies that are marked "withhold authority" or "abstain" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. If a quorum is not present, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary intends to adjourn the meeting to permit further solicitation of proxies.

If such a quorum is represented at the Meeting, the approval of a new investment management agreement between the Fund and CEF Advisers requires the affirmative vote of the lesser of (a) 67% of the Common Stock present at the Meeting, if the holders of more than 50% of the Common Stock are present in person or represented by proxy, or (b) more than 50% of the Common Stock. Approval of Proposal 2, which relates to the election of directors, requires the affirmative vote of a plurality of Common Stock represented in person or by proxy at the meeting and entitled to vote thereon. Approval of Proposal 3, which relates to the amendment to the Articles of Incorporation, requires the affirmative vote of two-thirds of all votes entitled to be cast at the meeting. If Proposal 1 is not approved by shareholders of the Fund, no election of Directors will be held as described in Proposal 2 and the Articles of Incorporation will not be amended as described in Proposal 3. Implementation of Proposal 1 will not occur unless shareholders also approve Proposal 2.

                                 SHARE OWNERSHIP

The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director and executive officer and (ii) all directors and executive officers as a group. As of the Record Date, the nominees set forth in Proposal 2 did not own any shares of the Fund.

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                                                              Percent of
           Name and Address(1)        Number of Shares    Outstanding Shares
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Michael R. Grady                           10,347.15                *
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Barry J. Glasgow                                0                   0
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Michael Radnor                              2,740.50                *
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George D. Kraft                             1,126.73                *
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Lawrence E. Harb                                0                   0
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Total shares held by directors and         14,214.38                *
  officers as a group
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*      Less than 1% of the outstanding shares

(1) The address of Messrs. Grady and Glasgow is 223 W. Lake Street, Chicago, Illinois 60606. The address of Dr. Radnor is Northwestern University, 2001 Sheridan Road, Evanston, Illinois 60208. The address of Dr. Kraft is I.I.T. Stuart School of Business, 565 West Adams Street, Chicago, Illinois 60631. The address of Mr. Harb is 3520 Okemos Road, Suite 120, Okemos, Michigan 48864.

The Fund does not know of any person who owns beneficially more than 5% of the Fund's outstanding shares as of the Record Date:

                 Background Information Regarding the Proposals

The investment adviser to the Fund, LCM Capital Management, Inc. ("LCMCM"), and CEF Advisers have entered into an agreement (the "Asset Purchase Agreement") whereby CEF Advisers will purchase certain assets relating to the business of LCMCM, subject to certain conditions, including shareholder approval of a new investment management agreement and shareholder approval of a new Board of Directors for the Fund, as provided for in this proxy statement. (Approval of Proposal 3 is not a condition to the aforementioned purchase although the inclusion of Proposal 3 in the proxy statement is a condition.) The management of LCMCM believes that the proposed transaction offers shareholders of the Fund potential benefits, including management by a firm that LCMCM believes to be strong and well-established within the fund management industry. If Proposal 1 is approved by shareholders of the Fund, LCMCM will serve in a consulting capacity for a period of three months from the closing of the asset purchase and will assist CEF Advisers in the orderly transition of Fund management from LCMCM to CEF Advisers.

As described in more detail in Proposal 1, shareholders of the Fund are being asked to approve a new investment management agreement with CEF Advisers. LCMCM has advised CEF Advisers that it will terminate the existing investment management agreement between the Fund and LCMCM, subject to the completion of the transaction in accordance with certain agreements between LCMCM and CEF Advisers. The Asset Purchase Agreement between those parties is described in more detail in Proposal 1. If Proposal 1 is approved by shareholders of the Fund, an election of directors will be held as described in Proposal 2 and approval will be sought to amend the Articles of Incorporation, as described in Proposal 3.

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              PROPOSAL 1. APPROVAL OF THE NEW INVESTMENT MANAGEMENT
                   AGREEMENT BETWEEN THE FUND AND CEF ADVISERS

                       Summary of the Proposed Transaction

On March 22, 2002, LCMCM, the Fund's investment adviser, entered into an Asset Purchase Agreement with CEF Advisers which provides for the sale to CEF Advisers of certain assets relating to the management of the Fund. Approval of this Proposal 1 by shareholders of the Fund is a condition precedent to the consummation of the transaction contemplated by the Asset Purchase Agreement.

Upon completion of the proposed transaction, CEF Advisers will become the investment adviser to the Fund. The provisions of the proposed investment management agreement between CEF Advisers and the Fund ("Proposed Agreement") are similar to the Fund's current agreement with LCMCM ("Current Agreement") and the fee schedules under both agreements are identical. For detailed information about the Proposed Agreement, see "The Proposed Investment Management Agreement" herein.

Under the terms of the Asset Purchase Agreement, CEF Advisers has agreed to make a payment to LCMCM of $425,000 at Closing in consideration for the purchased assets. The Asset Purchase Agreement specifically provides that CEF Advisers will not assume any of the liabilities of LCMCM.

In late 2001, while LCMCM was evaluating whether to concentrate on the individual managed account operation of its business, which was separate from its operations as an investment adviser for the Fund, it was approached by CEF Advisers, an established, registered investment adviser that, along with its affiliated companies, was experienced in providing investment advisory services to registered investment companies. LCMCM believes that CEF Advisers is well-positioned to manage the Fund.

CEF Advisers, 11 Hanover Square, New York, NY 10005, is a wholly-owned subsidiary of Winmill & Co. Incorporated ("Winco"), and provides investment advisory services to another closed-end fund - Global Income Fund, Inc. CEF Advisers also provided investment advisory services to two additional closed-end funds, Bexil Corporation and Tuxis Corporation. In 2001 these funds converted to internalized management. Personnel of CEF Advisers continue to serve as officers of and perform services for those companies. Midas Management Corporation ("Midas Management"), another wholly owned subsidiary of Winco, is a registered investment adviser that provides services to three mutual funds ("Midas Funds"). The three closed-end funds and the three mutual funds advised by CEF Advisers or its affiliates, are collectively referred to herein as the "CEF Investment Company Complex". The other principal subsidiary of Winco is Investor Service Center, Inc., a registered broker dealer and distributor of the Midas Funds. Winco is a publicly-owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of Midas Management and CEF Advisers.

In the Asset Purchase Agreement, CEF Advisers has agreed to take all action within its control, and use its reasonable best efforts to cause the Fund to take all action necessary to satisfy the conditions for reliance by LCMCM on
Section 15(f) of the 1940 Act as it relates to (i) the Proposed

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Agreement; (ii) the requirement that the Fund have, for a period of three years after the Closing, at least 75 per cent of the members of its board of directors who are not "interested" persons of CEF Advisers or LCMCM; and (iii) the requirement that, for a period of two years after the Closing, CEF Advisers or its successor shall not receive or be entitled to receive any compensation directly or indirectly (A) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund, other than bona fide ordinary compensation as principal underwriter for the Fund, or
(B) from the Fund or its securityholders for other than bona fide investment advisory or other services.

If Proposal 1 is approved by shareholders of the Fund, the daily portfolio management of the Fund will be provided by the Investment Policy Committee of CEF Advisers, which is comprised of Thomas B. Winmill as Chairman, Bassett S. Winmill as Chief Investment Strategist, and Marion E. Morris as Director of Fixed Income.

The transaction is expected to be close on or about July __, 2002 (the "Closing"). The Closing is subject to the fulfillment of certain conditions, including, among other things, the following actions by the shareholders of the
Fund: (1) approval of the Proposed Agreement; and (2) election of successor Directors for the Fund. Certain closing conditions may be waived in whole or in part by either or both of the parties. Upon completion of the transaction, CEF Advisers will become the investment adviser to the Fund.

LCMCM was organized as an Illinois corporation on June 4, 1998 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"). Michael Grady is Chairman of the Board of LCMCM. Michael Grady, Jack McDermott, Chairman of LaSalle St. Securities, LLC, and Byron Crowe, a director of LCMCM, each own a controlling interest in LCMCM. Messrs. Grady and Glasgow serve as officers and directors of LCMCM and the Fund.

CEF Advisers was organized as a Delaware corporation in 1986 and is registered with the SEC as an investment adviser under the Advisers Act. The individuals listed below are directors and/or principal executive officers of CEF Advisers. The address for each individual is 11 Hanover Square, New York, NY 10005.

     BASSETT S. WINMILL - He is Chairman of the Board of CEF Advisers and of its direct parent, Winco. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He serves as portfolio manager of Midas Special Equities Fund, and is Chief Investment Strategist of the Investment Policy Committee.

     ROBERT D. ANDERSON - He is Vice Chairman of CEF Advisers, and of its direct parent, Midas Management and Winco, and certain of their affiliates. He was a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

     THOMAS B. WINMILL - He is President, Chief Executive Officer, and General Counsel of CEF Advisers, Midas Management, Winco, and their affiliates. He is a

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     member of the New York State Bar and the SEC Rules Committee of the
     Investment Company Institute. He serves as portfolio manager of Midas Fund, and is Chairman of the Investment Policy Committee.

     WILLIAM VOHRER - He is Treasurer, Chief Accounting Officer and Chief Financial Officer of CEF Advisers and the other investment companies in the CEF Investment Company Complex and Winco and certain of their affiliates. He joined the company in February 2001. From 1999 to 2001, he consulted on accounting matters. From 1994 to 1999, he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer.

     MARION MORRIS - Since November 2000, she has served as Senior Vice President of CEF, Winco, and each of the Funds in the CEF Investment Company Complex. She is Director of Fixed Income and a member of the Investment Policy Committee of CEF. From 1997 to 2000, she acted as general manager of Michael Trapp, a landscape designer. Previously, she served as Vice President of Salomon Brothers, The First Boston Corporation and Cantor Fitzgerald.

      Factors Considered by Board of Directors of the Fund in Approving the
                         Investment Management Agreement

At a meeting of the entire Board of the Fund, including the Independent Directors, held on March 14, 2002, the Directors considered the proposed transaction and the implications of the transaction for the Fund and its shareholders. All of the Independent Directors participated in the meeting in person.

The Directors considered, among other factors, the Fund's historical relationship with its investment adviser, the services provided to the Fund under the Current Agreement and the structure of the Proposed Agreement and the transaction. The Board reviewed the fees payable under the Current and Proposed Agreements and noted that the fees payable under both Agreements are the same.

The Board considered the investment advisory experience of CEF Advisers and its affiliated companies, Midas Management, and Winco. The Board noted that, CEF Advisers is an established company, and a wholly owned subsidiary of Winco, and that CEF Advisers and Midas Management share management and operational staff. Winco is a public company with a net worth approximating $7.75 million as of December 31, 2001. The Board noted that the affiliated companies of CEF Advisers currently provide investment management services to three investment companies, and have total assets under management of $75 million as of March 31, 2002 and that CEF Advisers serves as an adviser to one closed-end fund with assets of $29 million as of December 31, 2001. The Board also considered the consulting services to be provided to CEF Advisers by LCMCM for a three month period following the Closing.

The Directors further considered the impact the proposed transaction would likely have on shareholders of the Fund. The Board focused on the costs associated with the transaction and the representations of LCMCM and CEF Advisers that each party to the transaction would bear its own costs, except for all costs and expenses incurred by the Fund in connection with the proxy solicitation, which would be borne by CEF Advisers. The Board also considered CEF Advisers' representations regarding its commitments to shareholder services, as well as compliance oversight. The Directors considered various additional relevant factors, including the nature of the anticipated

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benefits to be derived from the proposed transaction by the Fund and its shareholders. The Board noted CEF Advisers' commitment to compliance with regulatory issues.

In the course of its review of the proposed transaction, the Board, including the Independent Directors, met with Mr. Thomas B. Winmill of CEF Advisers. It is anticipated that in order to comply with Rule 35d-1 of the Investment Company Act of 1940, on or before July 31, 2002, the new Board will take action to adopt a non-fundamental policy that, under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities of companies that engage in Internet and Internet-related activities and shareholders will be provided with at least 60 days prior notice of any change in that policy. Currently, under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of the cash and/or invest more assets in U.S. government securities and/or money market securities deemed by the adviser to be consistent with a temporary defensive posture.

After considering these and other factors, the Board, including the Independent Directors, determined that the terms of the Proposed Agreement were reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees payable thereunder were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that the appointment of CEF Advisers to serve as investment adviser to the Fund was desirable and in the best interests of the Fund and its shareholders. The Board approved the submission of the Proposed Agreement to shareholders of the Fund in light of the proposed transaction between LCMCM and CEF Advisers and recommended approval of the Proposed Agreement, subject to the completion of the transaction. If shareholder approval is obtained for Proposal 1, the Current Agreement will remain in effect until the Closing and the effectiveness of the Proposed Agreement will occur simultaneously with the Closing. If Proposal 1 is approved by shareholders of the Fund, an election of directors will be held as described in Proposal 2 and approval will be sought to amend the Fund's Articles of Incorporation, as set forth in Proposal 3. Implementation of Proposal 1 will not occur unless shareholders also approve Proposal 2.

                  The Proposed Investment Management Agreement

If approved by the shareholders of the Fund, the Proposed Agreement will become effective at the Closing. The following summary of the terms of the Proposed Agreement is qualified in its entirety by reference to the form of such agreement which is attached to this proxy statement as Exhibit A. Although there are differences in the Agreements, unless otherwise noted, the provisions of the Proposed Agreement set forth below are substantially similar to the provisions of the Current Agreement.

Under the Proposed Agreement, CEF Advisers will act as the investment adviser for the Fund and will manage the investment and reinvestment of the Fund's assets, including the regular furnishing of advice with respect to the Fund's portfolio transactions, subject at all times to the control and oversight of the Fund's Board of Directors. Expenses not assumed by CEF Advisers and required for the conduct of the Fund's own business will be paid by the Fund, including, but not limited to, salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the prospectus and statement of additional information, payment of dividends, costs of stock certificates, costs of shareholder meetings, fees of the independent directors, necessary office space

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rental, all expenses relating to the registration or qualification of shares of the Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto. Under the Current Agreement all expenses related to the rental and maintenance of the principal offices of the Fund are paid by LCMCM.

Under the Proposed Agreement, the Fund will pay to CEF Advisers a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Current Agreement provides for the same fee structure.

The Proposed Agreement provides that CEF Advisers may delegate some or all of its duties with respect to the Fund to a sub-adviser. Although CEF Advisers does not currently expect to enter into any sub-advisory relationships with respect to the Fund, any sub-advisory agreement would be subject to the approval of the shareholders of the Fund. The Current Agreement does not contain a similar provision.

The Proposed Agreement also provides that if requested by the Fund's Board of Directors, CEF Advisers may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of CEF Advisers in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of CEF Advisers or any affiliate thereof.

The Proposed Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties thereunder, CEF Advisers will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered in connection with the matters to which the Proposed Agreement relates. The Current Agreement contains a similar provision.

The Proposed Agreement may be terminated by CEF Advisers or by the Fund at any time without penalty upon 60 days written notice to the other party. Termination by the Fund must be approved by the vote of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund. The Proposed Agreement will terminate in the event of an "assignment", as required by the Investment Company Act of 1940. The Current Agreement contains similar provisions.

Under the Proposed Agreement, CEF Advisers will direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services and sales of shares of the Fund and shares of other investment companies or series thereof for which CEF Advisers or an affiliate thereof serves as investment adviser. CEF Advisers may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, CEF Advisers may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer that does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of a lesser value as long as applicable laws are met. Although CEF Advisers may direct portfolio

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transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, CEF Advisers shall seek the best value for the Fund on each trade that circumstances in the marketplace permit, including the value inherent in on-going relationships with quality brokers. To the extent that any such brokerage or research services may be deemed to be additional compensation to CEF Advisers from the Fund, it is authorized under the Proposed Agreement. The Proposed Agreement recognizes that an affiliated broker/dealer may act as one of the regular brokers for the Fund provided that certain conditions set forth in the Proposed Agreement are complied with and such brokerage is undertaken in compliance with applicable law. The Current Agreement contains similar provisions, although it does not expressly authorize the use of an affiliated broker.

The aggregate amount of the advisory fees paid by the Fund to LCMCM during the Fund's last fiscal year was: $92,218.15.

The Current Agreement, dated October 15, 1999, was entered into in connection with the organization of the Fund and was most recently approved by the Board of Directors of the Fund, including a majority of the Fund's Independent Directors, on May 23, 2001.

The Proposed Agreement is being submitted hereby to the shareholders in the Fund for their approval. If the Proposed Agreement is approved by the required vote of the shareholders of the Fund, the Current Agreement will terminate immediately following the Closing and the Proposed Agreement, subject to approval of Proposal 2 and other conditions of the Asset Purchase Agreement, will immediately become effective and will continue in effect for a period of two years and then it would be subject to approval on an annual basis. The Proposed Agreement may then be continued annually for one-year terms until terminated as provided therein. If the Proposed Agreement is not approved by the shareholders of the Fund, the Current Agreement will continue in effect.

Each share of common stock is entitled to one vote. The presence, in person or by proxy, at the meeting of the owners of one-third of the shares outstanding is required for a quorum. If such a quorum is represented at the meeting, the vote of a majority of the Fund's shares is required for approval of the Proposed Agreement. For this purpose, the required vote is the lesser of: (i) 67% of the shares of the Fund present at the meeting, if the owners of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO
       ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMENDS THAT
            THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED
                          AGREEMENT WITH CEF ADVISERS.

                        PROPOSAL 2. ELECTION OF DIRECTORS

The Board of Directors of the Fund proposes and recommends the election of four new directors of the Fund in four separate classes, to constitute the entire board of directors, as follows: Class I: George B. Langa, Class II: David R. Stack, Class III: Peter K. Werner and Class IV: Thomas B. Winmill, each to serve for terms expiring on the date of subsequent annual shareholders meetings as follows - Class I in 2003, Class II in 2004, Class III in 2005, and Class IV in 2006 - or until his successor is duly elected and qualified. The following individuals who currently serve as Directors of the Fund are not standing for re-election and, upon Closing, their term of office will end if their successors have been elected as proposed: Michael R. Grady, Jr., Barry J. Glasgow, Michael Radnor, George D. Kraft, Lawrence E. Harb. The Board of Directors has amended the Fund's By-Laws to reduce the number of the Directors of the Fund from six to four, such amendment to take effect if and when the nominees are elected. Shareholders will be asked to elect four new directors of the Fund.

In Proposal 3, shareholders are being asked to approve an amendment to the Fund's Articles of Incorporation to incorporate certain provisions to give the Board greater control over the management of the Fund, including the adoption of a classified board, as set forth herein. If Proposal 2 is approved by Fund shareholders, but Proposal 3 is not approved, the Fund's By-Laws will be amended by the newly elected Board of Directors in accordance with ss. 2- 110(b) of the General Corporation Law of the State of Maryland nevertheless to adopt a classified board structure.

All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Such election requires the affirmative vote of a plurality of the shares of the Fund represented in person or by proxy at the meeting and entitled to vote thereon. Unless you give contrary instructions on the form of proxy, executed proxies timely received will be voted for the election of the four nominees. Should any of the nominees withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

Set forth below is certain information regarding each nominee for election as a director of the Fund. None of the nominees hold any shares of the Fund.

Non-interested Nominees:
-----------------------

Class I:       George B. Langa
               Age: 39

Mr. Langa is President and CEO of Langa Communications Corp., a niche marketing company that he founded in 1986. He is also currently Chairman of the Board of the Foundation of Hudson Valley Libraries. If elected, he would be the director of three investment companies in the CEF Investment Company Complex. His address is 2 LaGrange Avenue #209, Poughkeepsie, New York 12603.

Class II:      David R. Stack
               Age: 45

Mr. Stack has been a partner with the law firm of McLaughlin & Stern LLP, specializing in trusts and estates, since 1994. If elected, he would be the director of three investment companies in the CEF Investment Company Complex. His address is Franklin Avenue, Millbrook, New York 12545.

Class III:     Peter K. Werner
               Age: 42

Mr. Werner has been a Teacher of History since 1998, Director of Communications from 1997 to 1998, and Director of Admissions from 1996 to 1997, of The Governor Dummer Academy. From 1995 to 1996, he attended Wesleyan University in the graduate program in liberal studies. From 1993 to 1995, he was Director of Annual Giving and Alumni Relations at The Williston Northampton School. From 1991 to 1993, he was Vice President - Money Market Trading at Lehman Brothers. His address is The Governor Dummer Academy, 1 Elm Street, Byfield, Massachusetts 01922. If elected, he would be the director of three investment companies in the CEF Investment Company Complex.

Interested Nominee:
------------------

Class IV:      Thomas B. Winmill, Esq.*
               Age: 43

Mr. Winmill is President, Chief Executive Officer, and General Counsel of the CEF Investment Company Complex, and of Winco, certain of its affiliates, and CEF Advisers. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He serves as portfolio manager of one of the Midas Funds, and is Chairman of the Investment Policy Committee. If elected he would be director of seven investment companies in the CEF Investment Company Complex.

* This nominee would, upon completion of the transaction described in Proposal 1 and election as Director, be an "interested person" of the Fund, as defined in the 1940 Act because of his affiliation with CEF Advisers, as noted above.

There have been no purchases or sales of securities of CEF Advisers or Winco since the beginning of the most recently completed fiscal year by any director or executive officer, or any nominee for election as a director of the Fund. No director or nominee for election as a director of the Fund had any substantial interest, direct or indirect in any material transaction since the beginning of the most recently completed fiscal year, or in any proposed material transactions, to which CEF Advisers, the principal underwriter, or any parent or subsidiary of such entities (other than the Fund) was or is to be a party, other than the proposed transaction between LCMCM and CEF Advisers described above.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in the Fund and, on an aggregate basis, the CEF Investment Company Complex, which the Fund will be a part of if Proposal 1 is approved by Fund shareholders, as of March 31, 2002.

Non-interested Nominees:
-----------------------

--------------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
                                            Equity Securities in all Investment
                                                Companies to be Overseen by
                   Dollar Range of Equity      Nominee in the CEF Investment
   Nominee         Securities in the Fund            Company Complex
--------------------------------------------------------------------------------
George B. Langa            None                          $1-10,000
--------------------------------------------------------------------------------
David R. Stack             None                          $1-10,000
--------------------------------------------------------------------------------
Peter K. Werner            None                          $1-10,000
--------------------------------------------------------------------------------

Interested Nominee:
------------------

--------------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
                                            Equity Securities in all Investment
                                                Companies to be Overseen by
                   Dollar Range of Equity      Nominee in the CEF Investment
   Nominee         Securities in the Fund            Company Complex
--------------------------------------------------------------------------------
Thomas B. Winmill          None                        Over $100,000
--------------------------------------------------------------------------------

The Board of Directors has a standing Audit Committee. The Board of Directors does not have a Nominating Committee or a Compensation Committee. The Board of Directors held four meetings in fiscal 2002. Each director attended 100% of the meetings of the Board of Directors held in fiscal 2002.

The Audit Committee presently consists of Messrs. Radnor, Kraft and Harb, each of who is independent as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Fund's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of the Fund's independent public accountants and monitor the overall performance of the fund accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the fund accounting agent and the Board of Directors. The Audit Committee met one time in fiscal 2002.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Fund and its management. In addition, the independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board Standard No. 1.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Fund's financial statements. The Audit Committee reviewed the audited financial statements of the Fund for the fiscal year ended March 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Fund's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Director Compensation

Directors and officers of the Fund who are also officers, directors or employees of LCMCM do not receive any remuneration from the Fund for serving as directors or officers of LCM. Accordingly, neither Mr. Grady nor Mr. Glasgow receives any remuneration from LCM for their services as directors and officers of LCM. However, the remaining directors received the following fees for their services as directors of LCM during fiscal 2002.

--------------------------------------------------------------------------------
                               Aggregate         Pension or          Total
   Name and Position          Compensation    Retirement Benefits  Compensation
--------------------------------------------------------------------------------
David von Vistauxx,             $6,000                $0              $6,000
Director resigned as of
February 27, 2002
--------------------------------------------------------------------------------
Michael Radnor, Director        $8,000                $0              $8,000
--------------------------------------------------------------------------------
George D. Kraft, Director       $8,000                $0              $8,000
--------------------------------------------------------------------------------
Lawrence E. Harb, Director      $8,000                $0              $8,000
--------------------------------------------------------------------------------

For fiscal 2003, each proposed director who is not deemed an "interested person" of the Fund, as defined in the 1940 Act, is expected to receive $500 per year, consisting of an annual retainer of $100 plus a fee of $100 per quarterly meeting attended. The Fund would also reimburse the disinterested directors for their reasonable meeting expenses and would pay such directors $50 per special telephonic meeting attended and per committee meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act") requires the Fund's directors and officers, among others, to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of stock in the Fund. Copies of these reports must also be furnished to the Fund. Based solely on a review of these copies, the Fund believes that during fiscal 2002, all filing requirements were met.

Upon closing, it is anticipated that the current officers of the Fund will resign from their positions and that CEF Advisers will propose to the Board that Thomas B. Winmill be elected Chairman of the Fund, that William G. Vohrer be elected Treasurer and Chief Financial Officer, that Monica Pelaez be elected Secretary and Vice President, and Marion E. Morris be elected Senior Vice President. The address of each officer is 11 Hanover Square, New York, NY 10005. The following table provides information about the proposed officers.

--------------------------------------------------------------------------------
   Name and Age                    Principal Occupation During Past 5 Years
--------------------------------------------------------------------------------
William Vohrer                Mr. Vohrer is Treasurer, Chief Accounting Officer
                              and Chief Financial Officer of CEF Advisers and
Age: 51                       the other investment companies in the CEF
                              Investment Company Complex and Winco and certain
                              of their affiliates. He joined the company in
                              February 2001. From 1999 to 2001, he consulted on
                              accounting matters. From 1994 to 1999, he was
                              Chief Financial Officer and Financial Operations
                              Principal for Nafinsa Securities, Inc., a Mexican
                              securities broker/dealer.
--------------------------------------------------------------------------------
Marion E. Morris              Since November 2000, Ms. Morris has served as
                              Senior Vice President of CEF, Winco, and the CEF
Age: 56                       Investment Company Complex. She is Director of
                              Fixed Income and a member of the Investment Policy
                              Committee of CEF. From 1997 to 2000, she acted as
                              general manager of Michael Trapp,a landscape
                              designer. Previously, she served as Vice President
                              of Salomon Brothers, The First Boston Corporation
                              and Cantor Fitzgerald.
--------------------------------------------------------------------------------
Monica Pelaez, Esq.           Ms. Pelaez is Vice President, Secretary and Chief
                              Compliance Officer of CEF Advisers, Midas
Age: 30                       Management, Winco and their affiliates as well as
                              of the Midas Funds. From 1998 to 2000 she was
                              Special Assistant Corporation Counsel to New York
                              City Administration for Children's Services, and
                              from 1997-1998 she was an attorney with Debevoise
                              & Plimpton. She is a member of the New York State
                              Bar.
-------------------------------------------------------------------------------
Thomas B. Winmill, Esq.       Mr. Winmill is President, Chief Executive Officer,
11 Hanover Square             and General Counsel of CEF Advisers, Midas
New York, NY 10005            Management, Winco, and their affiliates. He is a
                              member of the New York State Bar and the SEC Rules
Age: 43                       Committee of the Investment Company Institute. He
                              serves as portfolio manager of one of the Midas
                              Funds, and is Chairman of the Investment Policy
                              Committee.
--------------------------------------------------------------------------------

Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the Fund represented in person or by proxy at the meeting and entitled to vote thereon. If Proposal 1 is not approved by shareholders of the Fund, no election of Directors will be held as described in Proposal

2 and approval of the amendment to the Articles of Incorporation, as set forth in Proposal 3, will not be sought.

      THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMENDS THAT THE
                SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                     PROPOSAL 3. APPROVAL OF AN AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION

The Board of Directors of the Fund has proposed an amendment ("Amendment") to the Fund's Articles of Incorporation ("Articles") to divide the Board of Directors into four separate classes with staggered terms so that in any one year only one class of directors is subject to election by Fund shareholders. Specifically, the Class I, II, III, and IV directors will be elected for an initial term of one, two, three and four years, respectively. After the expiration of its initial term, each class of directors will be elected for successive four-year terms so that in any given year only one class of directors will be subject to election by Fund shareholders. The Amendment also provides that under certain circumstances vacancies on the Board can be filled for the remainder of the full term of the class by a majority of the Continuing Directors (defined as the directors elected in Proposal 2 and directors whose election is approved by a majority of the Continuing Directors then on the Board) and that Directors may be removed only for cause and by action taken by at least 80% of the outstanding shares entitled to vote on the matter. The Articles currently provide that Directors may be removed with or without cause by action of at least 66 2/3% of the shares entitled to vote on that matter. The proposed Amendment is attached as Exhibit B to this Proxy.

The Amendment is being proposed by the Board of Directors in order to provide for a more stable Board and to make it more difficult for any shareholder of the Fund to change the management of the Fund without the consent of the Fund's Board of Directors. This Amendment will give the Board of Directors greater control and the Fund's shareholders less control over the management of the Fund and it will ensure continuity on the Board. Although the Fund has not experienced any problems with turnover or continuity of Fund management, the Board believes the Amendment is desirable to avoid problems that may be encountered in the future. Any future amendment or repeal of the Amendment would only be able to be made by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund entitled to vote on the matter.

The Board of Directors believes that the Amendment is in the best interests of the Fund and its shareholders because it will provide for less turnover in the Board at any one time, it will make it more difficult for any one shareholder or group of shareholders not currently involved in the management of the Fund to assume control of the Board of Directors, and it will result in the incumbent Board of Directors of the Fund having greater control over management. Pursuant to Section 3.1 of the By-Laws, the business and affairs of the Fund are managed under the direction of the Board and all powers of the Fund may be exercised by or under the authority of the Board. Each Board member is subject to fiduciary duties under state and federal law.

The General Corporation Law of the State of Maryland permits, but does not require, classified board provisions to be contained in either the articles of incorporation or the by-laws of a corporation. If Proposals 1 and 2 are approved by Fund shareholders but Proposal 3 is not approved by Fund shareholders, the By-Laws of the Fund will be amended by the newly elected Board of

Directors to add provisions substantially similar to those contained in Exhibit
B. In any event, the newly elected Board of Directors will amend the By-Laws to
(1) require that any directors not nominated by the Continuing Directors of the Fund be approved by 66 2/3% of the shareholders of the Fund; (2) provide that 50%, rather than 25%, of Fund shareholders must make a written request in order to call a special meeting of shareholders; and (3) require shareholders to comply with certain advance notice provisions in order to nominate directors or transact business at an annual meeting of the Fund. Amendments to the Fund's By-Laws can be made by the Board of Directors without the approval of Fund shareholders pursuant to Section 6.7 of the Articles and the General Corporation Law of the State of Maryland.

The Board of Directors has approved an amendment to the Articles to change the name of the Fund to Internet Growth Fund, Inc., effective at Closing. This change will not affect the Fund's trading symbol, which will continue to be FND. Shareholder approval is not required to change the name of the Fund.

The Board approved the proposed Amendment by unanimous consent resolution on May 9, 2002, and advises that the shareholders approve the Amendment, for the reasons set forth above.

Approval of Proposal 3 requires the affirmative vote of two-thirds of all votes entitled to be cast at the Meeting. If adopted, the Amendment would become effective upon the filing with the State Department of Assessments and Taxation of Maryland of Articles of Amendment to the Fund's Articles.

       THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE
        NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY ADVISES THAT THE SHAREHOLDERS VOTE TO AMEND THE FUND'S ARTICLES OF INCORPORATION.

OTHER BUSINESS

Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Shareholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by April 15, 2002 pursuant to Rule 14a-4(c)(1) of the 1934 Act. The deadline for submitting shareholder proposals for inclusion in the Fund?s proxy statement and form of proxy for the Fund's next annual meeting is January 31, 2003 pursuant to Rule 14a-8(e)(2) of the 1934 Act.

ANNUAL REPORT

The Fund's annual report for the fiscal year ended March 31, 2002, including financial statements, will be mailed to shareholders on or about May 30, 2002. The Fund will furnish, without charge, a copy of its annual report and the most recent semi-annual report succeeding the annual report to a shareholder upon request directed to LCM Internet Growth Fund, 223 W. Lake St., Chicago, Illinois 60606, Attn: Will Thimes.

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Fund. Tait, Weller also acts as independent accountants of Winco and the CEF Investment Company Complex since 1990. PricewaterhouseCoopers LLP served as independent accountants for the Fund since inception through March 14, 2002. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Tait, Weller, in accordance with the Independence Standards Board Standard No. 1, has confirmed to the Fund's Audit Committee that they are independent accountants with respect to the Fund.

On March 14, 2002, PricewaterhouseCoopers LLP resigned as independent accountants for the Fund. Prior to this resignation, PricewaterhouseCoopers LLP was engaged by the Fund as the principal accountants to audit the Fund's financial statements.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with audits for the two most recent fiscal years and through March 14, 2002, the Fund has had no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the financial statements for such years.

As of March 14, 2002, the Fund has engaged Tait, Weller as its new independent accountants, to act as the principal accountants in auditing the Fund's financial statements. During the two most recent fiscal years and through March 14, 2002, the Fund did not consult with Tait, Weller on any matters. The decision to retain Tait, Weller as the Fund's independent accountants was approved by the Fund's Board of Directors, and the Audit Committee has subsequently approved Tait, Weller as the Fund's independent accountants.

The fees to be paid to Tait, Weller for the fiscal year ended March 31, 2002 are set forth in the table below:

-----------------------------------------------------------------------------
                          Financial Information
                           Systems Design and
   Audit Fees             Implementation Fees*             All Other Fees*
-----------------------------------------------------------------------------
    $10,000                                                       --
-----------------------------------------------------------------------------

* The provision of these services is compatible with maintaining Tait, Weller's independence.

                                FUND INFORMATION

The investment adviser for the Fund is LCM Capital Management, Inc., 223 West Lake Street, Chicago, Illinois 60606.

The current administrator for the Fund is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


                                       By Order of the Board of Directors,


                                       Barry J. Glasgow, Secretary

                                       -----------------------------------------

                                       YOU ARE URGED TO DATE, SIGN, COMPLETE
                                       AND RETURN YOUR PROXY IMMEDIATELY

                                       -----------------------------------------

                                                                       Exhibit A
                                                                       ---------

                         INVESTMENT MANAGEMENT AGREEMENT

          AGREEMENT made on ________ __, 2002, by and between Internet Growth Fund, Inc., a Maryland corporation (the "Fund") and CEF Advisers, Inc., a Delaware corporation (the "Investment Manager").

          WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; and

          WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

          NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

          1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund's portfolio transactions subject at all times to the control and oversight of the Fund's Board of Directors, for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund. The Investment Manager may enter into a contract ("Subadvisory Agreement") with an investment adviser in which the Investment Manager delegates to such investment adviser any or all of its duties specified in this Paragraph 1, provided that such Subadvisory Agreement meets all requirements of the 1940 Act and rules thereunder.

          2. The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the prospectus and statement of additional information, payment of dividends, costs of stock certificates, costs of shareholders meetings, fees of the independent directors, necessary office space rental, all expenses relating to the registration or qualification of shares of the Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

          3. If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

          4. The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

          5. The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the investment management services performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund. The Fund, or the Fund's authorized representatives, shall have access to such books and records at all times during the Investment Manager's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Investment Manager to the Fund or the Fund's authorized representatives.

          6. The Fund will pay the Investment Manager a fee for its services (the "Advisory Fee") at the annual rate of 1.00% of the Fund's average daily net assets. The Advisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month. The daily fee accruals will be computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Fund's registration statement as of the close of business on the previous day on which the American Stock Exchange (or such other exchange on which the Fund's shares are principally traded) was open for business, or in such other manner as the parties agree. The Investment Manager may from time to time and for such periods as it deems appropriate reduce its compensation and/or assume expenses of the Fund. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

          7. The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services and sales of shares of the Fund and shares of other investment companies or series thereof for which the Investment Manager or an affiliate thereof serves as investment adviser. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that: the Fund not deal with such affiliate in any transaction in which such affiliate acts as principal; the commissions, fees or other remuneration received by such affiliate be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and such brokerage be undertaken in compliance with applicable law. The Investment Manager's fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

          8. A. This Agreement shall become effective upon the date hereinabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of any such party and (ii) by vote of a majority of the Fund's outstanding voting securities.

               B. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund.

               C. This Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

          9. The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund's shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

          10. As used in this Agreement, the terms "interested person," "assignment," and "majority of the outstanding voting securities" shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

          11. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          12. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


ATTEST:                                 INTERNET GROWTH FUND, INC.


_____________________________________   By:____________________________________


ATTEST:                                 CEF ADVISERS, INC.


_____________________________________   By:____________________________________

                                                                       Exhibit B
                                                                       ---------

           PROPOSED AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION

Current Articles 6.1, 6.2 and 6.3 shall be deleted and the current Articles, 6.4, 6.5, 6.6, 6.7 and 6.8 shall be renumbered 6.5, 6.6, 6.7, 6.8 and 6.9, respectively. The deleted Articles 6.1, 6.2 and 6.3 shall be replaced in their entirety with the language set forth below:

6.1 Number of Directors. The number of directors of the Corporation shall be four (4), which number may be increased or decreased by or pursuant to the By-Laws of the Corporation but shall never be less than three nor more than fifteen. Unless otherwise provided by the By-Laws of the Corporation, the directors of the Corporation need not be stockholders of the Corporation

6.2 Names of Directors. The names of the persons who shall act as directors until the next annual meeting of the Board of Directors after effectiveness of this Amendment to the Articles of Incorporation and until their successors are duly elected and qualify are (the "Initial Directors"):

                            Class I: George B. Langa
                            Class II: David R. Stack
                            Class III: Peter K. Werner
                            Class IV: Thomas B. Winmill.

6.3 Classification of Directors. Upon effectiveness of this Amendment to the Articles of Incorporation, the directors shall be divided into four classes, designated Class I, Class II, Class III, and Class IV. Prior to any change in the number of directors, each Class shall consist of one director. At the first annual meeting of the stockholders approving the effectiveness of this Amendment to the Articles of Incorporation, the Class I director shall be elected for an initial term of one year, the Class II director for an initial term of two years, the Class III director for an initial term of three years, and the Class IV directors for an initial term of four years. Upon the expiration of the initial term of each class, such class of directors shall be elected for successive four-year terms. A director elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         If the number of directors is changed, any increase or decrease shall be apportioned among the classes, as of the annual meeting of stockholders next succeeding any such change, so as to maintain a number of directors in each class as nearly equal as possible. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Continuing Directors (defined as the Initial Directors and directors whose election is approved by a majority of the Continuing Directors then on the Board), provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the Continuing Directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining Continuing Director; provided, however, that if the stockholders of any class of the Corporation's capital stock are entitled separately to elect one or more directors, a majority of the remaining Continuing Directors elected by that class or the sole remaining Continuing Director elected by that class may fill any vacancy among the number of directors elected by that class.

         At any annual meeting of stockholders, any director elected to fill any vacancy in the Board of Directors that has arisen since the preceding annual meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Continuing Directors) shall hold office for a term which coincides with the remaining term of the class to which such directorship was previously assigned, if such vacancy arose other than by an increase in the number of directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of directors, any director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the class to which such directorship has been apportioned as heretofore provided, and until his or her successor shall be elected and shall qualify.

6.4 Removal of Directors. A director may be removed for cause only, and not without cause, and only by action taken by the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock then entitled to vote in an election of such director.

Your vote is important!


Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to LCM Internet Growth Fund, Inc., c/o Corporate Election Services, 200 Corporate Center Drive, Suite 175 Moon Township, PA 15108 so that your shares can be represented at the Meeting.



           Please fold and detach card at perforation before mailing.



LCM Internet Growth Fund, Inc.          Proxy/Voting Instruction Card



This proxy is solicited by and on behalf of the Fund's Board of Directors for an Annual Meeting of Shareholders on July 9, 2002 and at any postponement or adjournment thereof.

The undersigned shareholder of LCM Internet Growth Fund, Inc. (the "Fund") hereby appoints Michael R. Grady, Jr. and Barry J. Glasgow and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend an Annual Meeting of Shareholders to be held at the offices of the Fund at 223 West Lake Street, Chicago, Illinois 60606 on July 9, 2002 at 10 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. The above-named proxies agree to vote the shares in accordance with the instructions of the undersigned set forth below. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.

                                        Sign here as name(s) appear to the left.


                                     ------------------------------------------


                                     ------------------------------------------

           Signature(s)should be exactly the same as the name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or
                   fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                    Dated:  ______________, 2002

                Proxy to be signed and dated on the reverse side.
           Please fold and detach card at perforation before mailing.




LCM Internet Growth Fund, Inc.        Please mark your votes as in this example:



Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.

1.  To consider and vote upon the approval of     FOR      AGAINST     ABSTAIN
    a new investment management agreement         /__/      /__/         /__/
    between the Fund and CEF Advisers, Inc.

2.  To elect four Directors.             FOR all nominees    WITHHOLD authority
     (01) George B. Langa                listed (except      to vote for all
     (02) David R. Stack                 as marked to the    nominees listed
     (03) Peter K. Werner                contrary at left)   at left
     (04) Thomas B. Winmill, Esq.              /__/                /__/

(Instruction: To withhold authority to
vote for any individual nominee,
write that nominee(s) name(s) in the
space provided below.)

--------------------------------------

3.  To approve an amendment to the Fund's     FOR       AGAINST      ABSTAIN
    Articles of Incorporation.                /__/       /__/          /__/


                                       3